Wal-Mart Stores, Inc. Announces Pricing for Cash Tender Offers
NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO, OR TO ANY PERSON LOCATED OR RESIDENT IN, ANY JURISDICTION WHERE IT IS UNLAWFUL TO RELEASE, PUBLISH OR DISTRIBUTE THIS DOCUMENT. PERSONS INTO WHOSE POSSESSION THIS DOCUMENT COMES ARE REQUIRED BY THE COMPANY, THE DEALER-MANAGERS AND THE INFORMATION AGENT TO INFORM THEMSELVES ABOUT, AND TO OBSERVE, ANY SUCH RESTRICTIONS.
BENTONVILLE, Ark., June 29, 2017 -- Wal-Mart Stores, Inc. (NYSE: WMT) (“Walmart” or the “Company”) announced today the pricing and the accepted tender amounts for its previously announced offer to purchase the Company’s 6.500% Notes due 2037, 6.200% Notes due 2038, 5.625% Notes due 2040 and 5.625% Notes due 2041 (collectively, the “Dollar Securities”) (such offer to purchase, the “Dollar Tender Offer”) and its previously announced offer to purchase the Company’s 4.875% Notes due 2039, 5.250% Notes due 2035 and 5.750% Notes due 2030 (collectively, the “Sterling Securities” and together with the Dollar Securities, the “Securities”) (such offer to purchase, the “Sterling Tender Offer” and together with the Dollar Tender Offer, the “Tender Offers”). Each of the Tender Offers is made upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 15, 2017 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in the related Letter of Transmittal (as it may be amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer Documents”). Copies of the Offer Documents are available from the Information Agent as set forth below. Capitalized terms used in this announcement but not defined herein have the meanings given to them in the Offer to Purchase.
The consideration to be paid in each Tender Offer for the Securities of each series being purchased in such Tender Offer has been determined in the manner described in the Offer to Purchase according to the “Reference Yield,” which means (i) with respect to the 6.500% Notes due 2037 and the 6.200% Notes due 2038, the yield of the applicable reference security listed in Table I below for such series of Dollar Securities (the “Dollar Series Reference Security”) and (ii) with respect to the 4.875% Notes due 2039, the yield of the reference security listed in Table II below for such series of Sterling Securities (the “Sterling Securities Reference Security”).
With respect to the Dollar Tender Offer, the Company expects to accept all of the 6.500% Notes due 2037 tendered (Acceptance Priority Level 1), the 6.200% Notes due 2038 tendered (Acceptance Priority Level 2) on a prorated basis in accordance with the Offer to Purchase using a proration factor of approximately 20.9%, and none of the 5.625% Notes due 2040 or the 5.625% Notes due 2041 tendered (Acceptance Priority Levels 3 and 4, respectively). Holders who validly tendered and did not validly withdraw 6.500% Notes due 2037 and 6.200% Notes due 2038 at or prior to the Early Participation Date that are accepted for purchase in the Dollar Tender Offer will receive the applicable “Total Consideration” listed in Table I below per $1,000 principal amount of such 6.500% Notes due 2037 and 6.200% Notes due 2038 accepted for purchase in the Dollar Tender Offer, which includes the Early Participation Amount of $30.00 per $1,000 principal amount of such Dollar Securities. In addition, holders whose 6.500% Notes due 2037 and 6.200% Notes due 2038 are accepted for purchase pursuant to the Dollar Tender Offer will also receive accrued and unpaid interest on their purchased 6.500% Notes due 2037 and 6.200% Notes due 2038 from, and including, the most recent interest payment date prior to the Early Payment Date up to, but excluding, the Early Payment Date. The Early Payment Date for the Dollar Tender Offer is expected to be July 6, 2017.
With respect to the Sterling Tender Offer, the Company expects to accept the 4.875% Notes due 2039 tendered (Acceptance Priority Level 1) on a prorated basis in accordance with the Offer to Purchase using a proration factor of approximately 85.1%, and none of the 5.250% Notes due 2035 or the 5.750% Notes due 2030 tendered (Acceptance Priority Levels 2 and 3, respectively). Holders who validly tendered and did not validly withdraw 4.875% Notes due 2039 at or prior to the Early Participation Date that are accepted for purchase in the Sterling Tender Offer will receive the applicable “Total Consideration” listed in Table II below per £1,000 principal amount of such 4.875% Notes due 2039 accepted for purchase in the Sterling Tender Offer, which includes the Early Participation Amount of £30.00 per £1,000 principal amount of such 4.875% Notes due 2039. In addition, holders whose 4.875% Notes due 2039 are accepted for purchase pursuant to the Sterling Tender Offer will also receive accrued and unpaid interest on their purchased 4.875% Notes due 2039 from, and including, the most recent interest payment date prior to the Early Payment Date up to, but excluding, the Early Payment Date. The Early Payment Date for the Sterling Tender Offer is expected to be July 6, 2017.
As previously announced, the Early Participation Date for each of the Tender Offer was 5:00 p.m., New York City time, on June 28, 2017. Withdrawal rights for each of the Tender Offers expired at 5:00 p.m., New York City time, on June 28, 2017, and were not extended. The Expiration Date of each of the Tender Offers is 11:59 p.m., New York City time, on July 13, 2017, unless extended by the Company, in its sole and absolute discretion. However, because the aggregate amount of the Total Consideration that would be payable for all of the Dollar Securities validly tendered and not validly withdrawn at or prior to the Early Participation Date for the Dollar Tender Offer exceeds the Maximum Dollar Amount, the Company will not accept for purchase any Dollar Securities tendered after the Early Participation Date. In addition, because the aggregate amount of the Total Consideration that would be payable for all of the Sterling Securities validly tendered and not validly withdrawn at or prior to the Early Participation Date for the Sterling Tender Offer exceeds the Maximum Sterling Amount, the Company will not accept for purchase any Sterling Securities tendered after the Early Participation Date. Securities tendered in the Tender Offers and not purchased on the Early Payment Date will be returned promptly after the Early Payment Date.

The Total Consideration to be received by holders of the 6.500% Notes due 2037 and the 6.200% Notes due 2038 that were validly tendered and not validly withdrawn in the Dollar Tender Offer at or prior to the Early Participation Date and are accepted for purchase by the Company in the Dollar Tender Offer is set forth in Table I below.

Table I
Title of Security	Security Identifiers	Principal Amount Outstanding (millions)	Acceptance Priority Level	Principal Amount Tendered as of the Early Participation Date	Principal Amount Accepted as of the Early Participation Date	Reference Security Interpolated Rate	Bloomberg Reference Page/Screen	Reference Yield	Fixed Spread (basis points)	Tender Offer Yield	Total Consideration(1)
6.500% Notes due 2037	CUSIP: 931142 CK7 ISIN: US931142CK74	$3,000	1	$1,238,099,000	$1,238,099,000	3% U.S. Treasury due 2/15/2047	FIT1	2.824%	75	3.574%	$1,417.07
6.200% Notes due 2038	CUSIP: 931142 CM3 ISIN: US931142CM31	$2,000	2	$852,232,000	$177,570,000	3% U.S. Treasury due 2/15/2047	FIT1	2.824%	75	3.574%	$1,382.70
(1) The Total Consideration payable for the 6.500% Notes due 2037 and the 6.200% Notes due 2038 accepted for purchase by the Company per $1,000 principal amount, which includes the Early Participation Amount. Holders whose 6.500% Notes due 2037 and 6.200% Notes due 2038 are accepted for purchase will also receive Accrued Interest on such Dollar Securities.

The Total Consideration to be received by holders of the 4.875% Notes due 2039 that were validly tendered and not validly withdrawn in the Sterling Tender Offer at or prior to the Early Participation Date and are accepted for purchase by the Company in the Sterling Tender Offer is set forth in Table II below.

Table II
Title of Security	Security Identifiers	Principal Amount Outstanding (millions)	Acceptance Priority Level	Principal Amount Tendered as of the Early Participation Date	Principal Amount Accepted as of the Early Participation Date	Reference Security Interpolated Rate	Bloomberg Reference Page/Screen	Reference Yield	Fixed Spread (basis points)	Tender Offer Yield	Total Consideration(1)
4.875% Notes due 2039*	ISIN: XS0279211832	£1,000	1	£418,842,000	£354,937,000	4.25% UK Treasury due 2039	DMO2	1.827%	60	2.427%	£1,408.70
*Admitted to trading on the Main Securities Market of the Irish Stock Exchange.
(1) The Total Consideration payable for the 4.875% Notes due 2039 accepted for purchase by the Company per £1,000 principal amount, which includes the Early Participation Amount. Holders whose 4.875% Notes due 2039 are accepted for purchase will also receive Accrued Interest on such Sterling Securities.
Copies of all announcements, press releases and notices can also be obtained from the Information Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to the Clearing Systems and holders are urged to contact the Information Agent for the relevant announcements relating to the Tender Offers.
______________________________
Holders are advised to read carefully the Offer Documents for full details of and information on the procedures for participating in the Tender Offers.
Barclays Capital Inc. (“Barclays”), J.P. Morgan Securities LLC (“J.P. Morgan”) and Mizuho Securities USA LLC (“Mizuho”) are acting as joint lead dealer-managers (the “Joint Lead Dealer-Managers”), BNP Paribas Securities Corp., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, are acting as senior co-dealer-managers (the “Senior Co-Dealer-Managers”) and BBVA Securities Inc., RBS Securities Inc. (marketing name “NatWest Markets”) and Santander Investment Securities Inc., are acting as co-dealer managers (collectively, with the Joint Lead Dealer-Managers and the Senior Co-Dealer-Managers, the “Dealer-Managers”) in connection with the Tender Offers. Global Bondholder Services Corporation is acting as information agent (the “Information Agent”) and depositary (the “Depositary”) in connection with the Tender Offers.
Questions and requests for assistance in connection with the Tender Offers may be directed to Barclays, J.P. Morgan, Mizuho (or their respective affiliates) or the Information Agent at their addresses and telephone numbers set forth below:

Barclays Capital Inc. 745 Seventh Avenue, 5th Floor New York, New York 10019 Attn: Liability Management Group Collect: (212) 528-7581 U.S. Toll Free: (800) 438-3242 Liability.management@barclays.com	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179 Attn: Liability Management Group Collect: (212) 834-4811 U.S. Toll Free: (866) 834-4666	Mizuho Securities USA LLC 320 Park Avenue, 11th Floor New York, New York 10022 Attn: Liability Management Group Collect: (212) 205-7736 U.S. Toll Free: (866) 271-7403
Barclays Bank PLC 5 The North Colonnade Canary Wharf, London, E14 4BB Attn: Liability Management Group Phone: +44 (0) 203-134-8515	J.P. Morgan Securities plc 25 Bank Street, Canary Wharf London, E14 5JP Attn: Liability Management Group Phone: +44 (0) 207-134-2468	Mizuho International plc Mizuho House 30 Old Bailey London, EC4M 7AU Attn: Liability Management Group Phone: +44 (0) 207-090-6929

Questions and requests for assistance in connection with the delivery of Tender Instructions may be directed to the Information Agent.
Global Bondholder Services Corporation
65 Broadway, Suite 404
New York, New York 10006
Attention: Corporate Actions
Email: contact@gbsc-usa.com
http://www.gbsc-usa.com/Wal-Mart/

Banks and Brokers call: (212) 430-3774
U.S. Toll Free: (866) 924-2200
International call: 001-212-430-3774

DISCLAIMER    This announcement must be read in conjunction with the Offer Documents. This announcement and the Offer Documents contain important information which should be read carefully before any decision is made with respect to either of the Tender Offers. If you are in any doubt as to the contents of this announcement or the Offer Documents or the action you should take, you are recommended to seek your own financial and legal advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in either of the Tender Offers. None of the Dealer-Managers, the Information Agent, the Depositary or the Company makes any recommendation as to whether holders should tender their Securities for purchase pursuant to either of the Tender Offers.
None of the Dealer-Managers, the Information Agent, the Depositary or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Company, the Securities or the Tender Offers contained in this announcement or in the Offer Documents. None of the Dealer-Managers, the Information Agent, the Depositary or any of their respective directors, officers, employees, agents or affiliates is acting for any holder, or will be responsible to any holder for providing any protections which would be afforded to its clients or for providing advice in relation to either of the Tender Offers, and accordingly none of the Dealer-Managers, the Information Agent, the Depositary or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by the Company to disclose information with regard to the Company or Securities which is material in the context of either of the Tender Offers and which is not otherwise publicly available.

OFFER AND DISTRIBUTION RESTRICTIONS
Neither this announcement nor the Offer to Purchase constitutes an offer or an invitation to participate in a Tender Offer in any jurisdiction in which, or to any person to or from whom, it is unlawful to make such offer or invitation or for there to be such participation under applicable laws. The distribution of this announcement and the Offer Documents in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer Documents comes are required by each of the Company, the Dealer-Managers, the Information Agent and the Depositary to inform themselves about and to observe any such restrictions.
United Kingdom
The communication of this announcement, the Offer Documents and any other documents or materials relating to the Tender Offers is not being made by, and such documents and/or materials have not been approved by, an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000, as amended. Accordingly, such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials as a financial promotion is only being made to, and may only be acted upon by, those persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as

amended (the “Financial Promotion Order”)), or persons who are within Article 43 of the Financial Promotion Order, or to any other persons to whom it may otherwise lawfully be made under the Financial Promotion Order (such persons together being “Relevant Persons”).
Ireland
The Tender Offers are not being made, directly or indirectly, to the public in Ireland and no offers, issuances, placements or sales of any notes or securities under or in connection with the Tender Offers may be effected and the Offer Documents may not be distributed in Ireland except in conformity with the provisions of Irish law including (i) the Companies Act 2014 (as amended, the “Companies Act”), (ii) the Prospectus (Directive 2003/71/EC) Regulations 2005 (as amended) and any rules issued under Section 1363 of the Companies Act by the Central Bank of Ireland (the “Central Bank”), (iii) the European Communities (Markets in Financial Instruments) Regulations 2007 (Nos 1 to 3) (as amended, the “MiFID Regulations”), including, without limitation, Regulations 7 (Authorisation) and 152 (Restrictions on Advertising) thereof or any codes of conduct made under the MiFID Regulations, and the provisions of the Investor Compensation Act 1998 (as amended), (iv) the Market Abuse Regulation (EU 596/2014) and any rules and guidance issued by the Central Bank under Section 1370 of the Companies Act, and (v) the Central Bank Acts 1942 to 2015 and any codes of conduct rules made under Section 117(1) of the Central Bank Act 1989 (as amended).
France
The Tender Offers are not being made, directly or indirectly, to the public in France. Neither this announcement, the Offer to Purchase nor any other documents or marketing, or offering materials relating to the Tender Offers, has been or shall be distributed or caused to be distributed to the public in France and only (i) qualified investors (investisseurs qualifiés) acting for their own account, other than individuals, and/or (ii) providers of the investment service of portfolio management for the account of third parties (personnes fournissant le service d’investissement de gestion de portefeuille pour le compte de tiers) all as defined in, and in accordance with, Articles L.411-1, L.411-2, L.744-1, L.754-1, L.764-1, D.411-1, D.744-1, D.754-1 and D.764-1 of the French Code monétaire et financier, are eligible to participate in the Tender Offers. This Offer to Purchase has not been submitted to the clearance procedures (visa) of the Autorité des marchés financiers.
Belgium
The Tender Offers do not constitute a public offering within the meaning of Articles 3, §1, 1° and 6, §1, of the Belgian Takeover Law. The Tender Offers are exclusively conducted under applicable private placement exemptions and have therefore not been, and will not be, notified to, and neither this announcement, the Offer to Purchase nor any other document or material relating to the Tender Offers has been, or will be, approved by the Belgian Financial Services and Markets Authority (Autorité des Services et Marchés Financiers/Autoriteit voor Financiële Diensten en Markten). Accordingly, the Tender Offers, this announcement, the Offer to Purchase, any memorandum, information circular, brochure or any similar documents relating to the Tender Offers may not be advertised, offered, distributed, or made available, directly or indirectly, to any person located and/or resident in Belgium other than to persons who qualify as “Qualified Investors” in the meaning of Article 10, §1, of the Belgian Prospectus Law, as referred to in Article 6, §3, 1° of the Belgian Takeover Law, and who is acting for its own account (and without prejudice to the application of Article 6, §4 of the Belgian Takeover Law), or in other circumstances which do not constitute a public offering in Belgium pursuant to the Belgian Takeover Law. The Offer to Purchase has been issued only for the personal use of the above Qualified Investors and exclusively for the purpose of the Tender Offers. Accordingly, the information contained therein may not be used for any other purpose or disclosed to any other person in Belgium (without prejudice to the application of Article 6, §4 of the Belgian Takeover Law).
Luxembourg
The terms and conditions relating to this announcement, the Offer Documents and any other documents or materials relating to the Tender Offers have not been approved by and will not be submitted for approval to the Luxembourg Financial Services Authority (Commission de Surveillance du Secteur Financier) for purposes of public offering in the Grand Duchy of Luxembourg (“Luxembourg”). Accordingly, the Tender Offers may not be made to the public in Luxembourg, directly or indirectly, and none of this announcement, the Offer Documents or any other documents or materials relating to the Tender Offers or any other prospectus, form of application, advertisement or other material may be distributed, or otherwise made available in or from, or published in, Luxembourg except in circumstances which do not constitute a public offer of securities to the public, subject to prospectus requirements, in accordance with the Luxembourg law of July 10, 2005 on prospectuses for securities, as amended.
Italy
Neither of the Tender Offers, the Offer to Purchase nor any other documents or materials relating to the Tender Offers has been or will be submitted to the clearance procedure of the CONSOB, pursuant to applicable Italian laws and regulations.
The Tender Offers are being carried out in Italy as an exempted offer pursuant to article 101-bis, paragraph 3-bis of the Financial Services Act and article 35-bis, paragraph 4 of CONSOB Regulation No. 11971 of May 14, 1999, as amended.
Holders or beneficial owners of the Securities that are a resident of and/or located in Italy can tender the Securities for purchase through authorized persons (such as investment firms, banks or financial intermediaries permitted to conduct such activities in Italy in accordance with the Financial

Services Act, CONSOB Regulation No. 16190 of October 29, 2007, as amended, and Legislative Decree No. 385 of September 1, 1993, as amended) and in compliance with applicable laws and regulations and with any requirements imposed by CONSOB or any other Italian authority.
Each intermediary must comply with the applicable laws and regulations concerning information duties vis-à-vis its clients in connection with the Securities, the Tender Offers and/or the Offer to Purchase.

Switzerland
Neither this announcement, the Offer Documents, any other documents or materials relating to the Tender Offers nor any other offering or marketing material relating to the Securities constitutes a prospectus as such term is understood pursuant to Article 652a or Article 1156 of the Swiss Federal Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange. Accordingly, the investor protection rules otherwise applicable to investors in Switzerland do not apply to the Tender Offers. When in doubt, investors based in Switzerland are recommended to contact their legal, financial or tax adviser with respect to the Tender Offers.
Spain
Neither the Tender Offers nor any other documents or materials relating to the Tender Offers have been or will be submitted for approval of or recognition by the Spanish Securities Market Commission (Comisión Nacional del Mercado de Valores) as the Tender Offers are not subject to such approval or recognition given that it is not being made in the Kingdom of Spain by way of a public offering of securities in accordance with article 35 of the Securities Market Act (Real Decreto Legislativo 4/2015, de 23 de octubre, por el que se aprueba el texto refundido de la Ley del Mercado de Valores), as amended and restated, or pursuant to an exemption from registration in accordance with Royal Decree 1310/2005 as amended (Real Decreto 1310/2005, de 4 de noviembre, por el que se desarrolla parcialmente la Ley 24/1988, de 28 de julio, del Mercado de Valores, en materia de admisión a negociación de valores en mercados secundarios oficiales, de ofertas públicas de venta o suscripción y del folleto exigible a tales efectos), and any regulations developing it which may be in force from time to time.
The Netherlands
The Tender Offers are not being made, directly or indirectly, to the public in The Netherlands. Neither this announcement, the Offer to Purchase nor any other document or material relating to the Tender Offers has been or shall be distributed to the public in The Netherlands and only (i) persons or entities which are qualified investors (gekwalificeerde beleggers) (as defined in the Dutch Financial Supervision Act (Wet op het financieel toezicht), as amended) in the Netherlands, (ii) standard logo and exemption wording is disclosed, as required by article 5:20(5) of the Dutch Financial Supervision Act (Wet op het financieel toezicht), or such offer is otherwise made in circumstances in which article 5:20(5) of the FSA is not applicable are eligible to participate in the Tender Offers.
Germany
Neither the Tender Offers nor the Offer to Purchase constitutes an offer of securities or the solicitation of an offer of securities to the public in Germany under the Securities Prospectus Act (Wertpapierprospektgesetz). Accordingly, the Offer to Purchase has not been submitted for approval and has not been approved by the German Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht - BaFin) or any other German public authority.
General
Neither this announcement, the Offer Documents nor the electronic transmission thereof constitutes an offer to buy or the solicitation of an offer to sell Securities (and tenders of Securities for purchase pursuant to the Tender Offers will not be accepted from holders) in any circumstances in which such offer or solicitation is unlawful. The Company is not aware of any jurisdiction where the making of one or both of the Tender Offers is not in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction where the making of the Tender Offers would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or may seek to have such laws declared inapplicable to such Tender Offers. If, after such good faith effort, the Company cannot comply with any such applicable laws, the Tender Offers will not be made to the holders of Securities residing in each such jurisdiction.
In any jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer and any of the Dealer-Managers or, where the context so requires, their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offers shall be deemed to be made on behalf of the Company by such Dealer-Manager or such affiliate (as the case may be) in such jurisdiction.
By tendering your securities, or instructing your custodian to tender your securities, pursuant to a Tender Offer, you are representing and warranting that you are not a person to whom it is unlawful to make an invitation to tender pursuant to such Tender Offer under applicable law, and you have observed (and will observe) all laws of relevant jurisdictions in connection with your tender. Each holder participating in a Tender Offer will be deemed to give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase under the heading “The Tender Offers-Procedures for Tendering Securities.” If you are unable to make these representations, your tender of Securities for purchase may be rejected. Each of the Company, the Dealer-Managers and the Information Agent reserves the right, in their absolute discretion, to investigate, in relation to any tender of Securities for purchase pursuant to a Tender

Offer, whether any such representation given by a holder is correct and, if such investigation is undertaken and as a result the Company determines (for any reason) that such representation is not correct, such tender or submission may be rejected.

About Walmart
Wal-Mart Stores, Inc. (NYSE: WMT) helps people around the world save money and live better - anytime and anywhere - in retail stores, online, and through their mobile devices. Each week, over 260 million customers and members visit our 11,700 stores under 59 banners in 28 countries and e-commerce websites in 11 countries. With fiscal year 2017 revenue of $485.9 billion, Walmart employs approximately 2.3 million associates worldwide. Walmart continues to be a leader in sustainability, corporate philanthropy and employment opportunity.
Forward-Looking Statements
This press release contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “may,” “estimate,” “deliver” and “target” and similar expressions are intended to identify the Company's forward-looking statements, including, but not limited to, statements about the expected timing, size or other terms of the Tender Offers and the Company's ability to complete the Tender Offers. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company's control, which could cause the Company's actual results to differ materially from those indicated in the Company's forward-looking statements. Please see the Cautionary Statement Regarding Forward-Looking Statements in the Offer to Purchase, as well as the Company's risk factors, as they may be amended from time to time, set forth in its filings with the U.S. Securities and Exchange Commission, including the Company's most recently filed Annual Report on Form 10-K. Wal-Mart Stores, Inc. disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.